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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2003


                           ETHAN ALLEN INTERIORS INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                        1-11692               06-1275288
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)



        ETHAN ALLEN DRIVE
           DANBURY, CT                                                   06811
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (203) 743-8000


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 9.  REGULATION FD DISCLOSURE.

         On February 12, 2003, Ethan Allen Interiors Inc. filed its quarterly report on Form 10-Q for the quarter ended December 31, 2002 with the Securities and Exchange Commission. Accompanying such report was a certification of Ethan Allen Interiors Inc.'s Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and attached hereto as Exhibit 99.1.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ETHAN ALLEN INTERIORS INC.


Date: February 12, 2003                By:  /s/ M. Farooq Kathwari
                                          --------------------------------------
                                          M. Farooq Kathwari
                                          Chairman, Chief Executive Officer
                                           and Director






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                                  EXHIBIT INDEX


Exhibit
Number       Description
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99.1         Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002







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